UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT International Growth Fund*

*Prior to February 1, 2010, this fund was known as Putnam VT International New Opportunities Fund.

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

Long-term capital appreciation

Net asset value December 31, 2010

Class IA: $: $17.28	Class IB: $17.24

Total return at net asset value

			MSCI EAFE Growth
(as of 12/31/10)	Class IA shares*	Class IB shares†	Index (ND)

1 year	12.48%	12.20%	12.25%

5 years	29.10	27.52	18.53
Annualized	5.24	4.98	3.46

10 years	43.83	40.38	30.34
Annualized	3.70	3.45	2.69

Life	107.05	101.03	58.94
Annualized	5.34	5.12	3.36

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT International Growth Fund 1

Report from your fund’s manager

How did the fund perform for the year ended December 31, 2010?

For the period, Putnam VT International Growth Fund’s class IA shares returned 12.48% at net asset value.

How would you describe the investing environment for international equities during the period?

It was one of the more volatile market periods in recent memory, punctuated by dramatic ups and downs. Against this backdrop, foreign stocks generally performed well, with emerging-market and smaller-cap stocks generating the biggest gains. Continuing improvement in global economic trends, led by strong growth in developing economies, provided support for stocks. Lingering concerns about sovereign debt risk tempered enthusiasm for large-cap stocks in many European markets. For U.S. investors, the falling value of the U.S. dollar relative to most foreign currencies provided a substantial boost to returns.

Which sectors and individual holdings helped the most?

Favorable stock selection by our international team of equity analysts drove the fund’s performance. Solid stock picks in capital goods, consumer cyclicals, communication services, and consumer staples contributed the most.

In terms of specific holdings, our top contributor was an out-of-benchmark investment in Lonking Holdings, a Chinese construction company that makes front-end loaders and excavators. Lonking’s shares sold off significantly when the Chinese government began to tighten monetary conditions, but there was still a great deal of construction occurring in China. Believing that Lonking was oversold, we bought it at depressed levels, and the stock rebounded sharply. We sold this holding at a profit before year-end. The second-biggest contributor was another non-benchmark holding, Teck Resources, a Canadian mining company that produces copper and metallurgical coal used to fuel steel plants. Similar to Lonking, we bought Teck’s stock at very attractive price levels after the industry sold off in 2009, and it performed well as global demand for commodities recovered. Rounding out the top contributors was our position in Dongfeng Motor Group, which is also outside the fund’s benchmark. The anticipated conclusion of the Chinese government’s program to encourage citizens to buy fuel-efficient cars created investor concern and caused Dongfeng’s stock to fall. As the stock’s price declined, we added it to the fund, believing the sell-off was a short-term overreaction, given the exceptional long-term growth potential for automobile sales in China. Dongfeng’s shares rebounded later in the period, and we sold our position at a profit before year-end.

Which areas weren’t as productive?

Stock selection in health care, technology, and conglomerates detracted the most, and the single-biggest detractor was an out-of-benchmark stake in Alapis, a drug company and health-care supplier based in Greece. As Greece’s sovereign debt crisis unfolded, the Greek government mandated more reliance on less expensive generic drugs. We had anticipated this development and believed it would boost Alapis’s earnings from generic drugs. However, the government also mandated price reductions on both brand name and generic drugs, which hurt Alapis’s earnings and stock price. We reduced our position during the third quarter of 2010, and sold it prior to the end of the year.

What role did derivative positions play in the fund’s performance?

We selectively hedged exposures to foreign currencies, primarily to offset overweight and underweight positions. This helped to neutralize any unintended risk from our stock selections. To implement these hedging strategies, we used forward currency contracts, a type of derivative.

What is your outlook for international equity markets, and how are you positioning the fund?

As we enter 2011, the markets continue to be driven by the interplay between worries of a double-dip recession in developed markets versus optimism about the strength of the global economic recovery. While we believe that long-term challenges remain for developed markets, in the short term central banks and government policymakers have signaled that they will maintain accommodative monetary policies in order to avoid another economic downturn. We therefore believe that a second downturn is unlikely in the near term, and have continued to follow our process of seeking investment opportunities in companies that we believe have attractive multiples and are likely to exhibit superior growth over the next few years.

In particular, while we believe that consumption in developed countries is likely to remain weak for some time, we think there are two areas that should show reasonable growth over the medium term. First, we believe corporate spending will continue to rebound, given surprisingly strong corporate balance sheets and cash flows. Second, we expect strong consumption growth in various emerging economies. Because of rapid income growth, large segments of the population in China and other developing economies now have money to spend on clothing, electronics, cars, and homes. As a result, these countries are experiencing dynamic growth in the consumer discretionary area, and we have positioned the fund to benefit from this trend.

Most importantly, we will continue to focus on finding companies that, in our view, will exhibit strong growth, while paying close attention to valuation metrics to ensure that we are not overpaying for this growth.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of

2 Putnam VT International Growth Fund

greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth investing targets companies with above-average earnings growth that may be subject to price volatility if earnings expectations are not met. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Jeffrey Sacknowitz joined Putnam in 1999 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT International Growth Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been so limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay onetime transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$7.15	$8.60	$6.26	$7.53

Ending value
(after expenses)	$1,305.10	$1,304.10	$1,019.00	$1,017.74

Annualized
expense ratio†	1.23%	1.48%	1.23%	1.48%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT International Growth Fund (formerly known as
“Putnam VT International New Opportunities Fund”):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT International Growth Fund (formerly known as “Putnam VT International New Opportunities Fund”) (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2011

Putnam VT International Growth Fund 5

The fund’s portfolio 12/31/10

COMMON STOCKS (98.3%)*	Shares	Value

Advertising and marketing services (0.8%)
CyberAgent, Inc. (Japan)	283	$617,036

		617,036
Aerospace and defense (0.4%)
MTU Aero Engines Holding AG (Germany)	3,924	265,549

		265,549
Agriculture (0.5%)
China Green Holdings, Ltd. (China)	429,000	421,108

		421,108
Airlines (1.9%)
Deutsche Lufthansa AG (Germany) †	26,442	578,262

easyJet PLC (United Kingdom) †	92,703	636,130

Turk Hava Yollari (Turkey) †	85,908	300,806

		1,515,198
Automotive (4.3%)
Bayerische Motoren Werke (BMW) AG (Germany)	7,228	568,781

Fiat SpA (Italy)	31,668	653,381

Ghabbour Auto (Egypt)	24,930	186,556

Kia Motors Corp. (South Korea)	16,260	733,785

Nissan Motor Co., Ltd. (Japan)	81,100	772,238

Porsche Automobil Holding SE
(Preference) (Germany)	5,971	476,333

		3,391,074
Banking (8.7%)
Banco Bradesco SA ADR (Brazil) S	40,020	812,006

Bank of Baroda (India)	19,619	393,455

Bank Pembangunan Daerah Jawa Barat
Dan Banten Tbk PT (Indonesia) †	1,493,500	240,352

Barclays PLC (United Kingdom)	206,661	843,293

BNP Paribas SA (France)	11,425	727,335

China Construction Bank Corp. (China)	381,000	341,640

Danske Bank A/S (Denmark) †	35,363	907,118

HSBC Holdings PLC
(London Exchange) (United Kingdom)	65,182	661,873

Mizuho Financial Group, Inc. (Japan)	280,900	529,412

Sberbank OJSC (Russia) †	321,634	1,095,807

Societe Generale (France)	7,024	377,752

		6,930,043
Beverage (1.7%)
Anheuser-Busch InBev NV (Belgium)	19,719	1,128,519

Carlsberg A/S Class B (Denmark)	2,385	238,941

		1,367,460
Biotechnology (1.1%)
Biotest AG (Preference) (Germany)	9,935	615,608

Dendreon Corp. †	7,900	275,868

		891,476
Broadcasting (0.4%)
Mediaset SpA (Italy)	53,349	322,972

		322,972
Cable television (1.9%)
DIRECTV Class A †	5,914	236,146

Kabel Deutschland Holding AG (Germany) †	15,902	741,560

Telenet Group Holding NV (Belgium) †	13,046	514,263

		1,491,969
Chemicals (5.0%)
Agrium, Inc. (Canada)	6,830	627,770

Brenntag AG (Germany) †	2,306	235,269

Fufeng Group, Ltd. (Hong Kong)	200,000	175,222

Lanxess AG (Germany)	6,194	489,484

Petronas Chemicals Group Bhd (Malaysia) †	191,400	342,639

Syngenta AG (Switzerland)	3,783	1,107,881

COMMON STOCKS (98.3%)* cont.	Shares	Value

Chemicals cont.
TSRC Corp. (Taiwan)	287,000	$664,124

Uralkali (Russia) †	42,680	306,132

		3,948,521
Commercial and consumer services (2.2%)
Compass Group PLC (United Kingdom)	75,768	686,533

Synergy Co. (Russia) †	15,939	796,950

Wirecard AG (Germany)	20,964	287,328

		1,770,811
Computers (1.3%)
Fujitsu, Ltd. (Japan)	63,000	438,470

Hewlett-Packard Co.	7,600	319,960

Wistron Corp. (Taiwan)	131,000	266,760

		1,025,190
Conglomerates (2.3%)
Mitsui & Co., Ltd. (Japan)	58,100	959,745

Siemens AG (Germany)	6,657	825,160

		1,784,905
Construction (2.4%)
BBMG Corp. (China)	584,000	791,890

Carillion PLC (United Kingdom)	63,446	380,353

Compagnie de Saint-Goban (France)	8,299	427,235

Hochtief AG (Germany)	3,681	312,747

		1,912,225
Consumer (1.8%)
Christian Dior SA (France)	5,561	794,897

Pandora A/S (Denmark) †	10,334	622,854

		1,417,751
Consumer goods (2.2%)
Henkel AG & Co. KGaA (Germany)	11,380	708,112

Reckitt Benckiser Group PLC (United Kingdom)	18,280	1,004,927

		1,713,039
Electric utilities (0.6%)
Fortum OYJ (Finland)	12,128	365,368

Tokyo Electric Power Co. (Japan)	5,200	127,021

		492,389
Electrical equipment (2.5%)
Hitachi High-Technologies Corp. (Japan)	18,800	439,547

Mitsubishi Electric Corp. (Japan)	122,000	1,280,414

Schneider Electric SA (France)	1,940	290,536

		2,010,497
Electronics (1.4%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	41,000	165,153

Samsung Electronics Co., Ltd. (South Korea)	273	231,061

SanDisk Corp. †	7,100	354,006

Woongjin Energy Co., Ltd. (South Korea) †	23,810	399,222

		1,149,442
Energy (other) (1.3%)
First Solar, Inc. † S	7,757	1,009,496

		1,009,496
Engineering and construction (1.1%)
Hyundai Engineering & Construction Co., Ltd.
(South Korea)	2,703	174,294

Orascom Construction Industries (Egypt)	13,918	688,372

		862,666
Financial (1.3%)
ORIX Corp. (Japan)	9,350	920,257

Warsaw Stock Exchange (Poland) †	8,195	135,338

		1,055,595
Food (4.0%)
BRF – Brasil Foods SA (Brazil)	26,300	433,275

Kerry Group PLC Class A (Ireland)	21,471	716,887

Nestle SA (Switzerland)	35,083	2,056,745

		3,206,907

6 Putnam VT International Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Health-care services (0.4%)
Alapis Hldg. Industrial and Commercial SA
of Pharmaceutical Chemical Products (Greece)	222,358	$154,610

Mediceo Paltac Holdings Co., Ltd. (Japan)	14,100	155,451

		310,061
Homebuilding (0.8%)
Persimmon PLC (United Kingdom)	91,748	596,381

		596,381
Insurance (3.0%)
AIA Group, Ltd. (Hong Kong) †	65,800	184,965

AXA SA (France)	33,830	563,186

ING Groep NV (Netherlands) †	38,342	373,238

Ping An Insurance (Group) Co. of China, Ltd.
(China)	43,500	486,318

Prudential PLC (United Kingdom)	73,902	769,896

		2,377,603
Lodging/Tourism (0.9%)
TUI Travel PLC (United Kingdom)	192,003	737,217

		737,217
Machinery (2.3%)
Amada Co., Ltd. (Japan)	69,000	561,826

Rheinmetall AG (Germany)	4,949	398,178

Samsung Heavy Industries Co., Ltd. (South Korea)	13,580	498,993

Sumitomo Heavy Industries, Ltd. (Japan)	51,000	327,938

		1,786,935
Manufacturing (0.5%)
Cookson Group PLC (United Kingdom) †	37,177	381,794

		381,794
Media (1.0%)
WPP PLC (Ireland)	63,487	781,693

		781,693
Medical technology (0.9%)
Covidien PLC (Ireland)	15,210	694,489

		694,489
Metals (10.6%)
Ezz Steel (Egypt) †	45,792	154,612

Fortescue Metals Group, Ltd. (Australia) †	47,488	317,979

Parkson Holdings Bhd (Malaysia)	247,652	432,899

Rio Tinto, Ltd. (Australia)	32,905	2,879,466

Teck Resources, Ltd. Class B (Canada)	14,100	875,177

Vale SA ADR (Preference) (Brazil)	24,500	740,390

Vallourec SA (France)	8,385	881,263

Vedanta Resources PLC (United Kingdom)	23,204	910,847

Xstrata PLC (United Kingdom)	51,643	1,212,527

		8,405,160
Natural gas utilities (0.7%)
Centrica PLC (United Kingdom)	89,008	460,302

Tokyo Gas Co., Ltd. (Japan)	25,000	110,865

		571,167
Office equipment and supplies (0.7%)
Canon, Inc. (Japan)	10,500	544,531

		544,531
Oil and gas (7.0%)
BG Group PLC (United Kingdom)	73,914	1,493,933

Cairn Energy PLC (United Kingdom) †	146,877	962,061

Nexen, Inc. (Canada)	30,441	697,192

Petroleo Brasileiro SA ADR (Preference) (Brazil)	26,400	902,088

Technip SA (France)	9,032	834,530

Tullow Oil PLC (United Kingdom)	32,016	629,624

		5,519,428

COMMON STOCKS (98.3%)* cont.	Shares	Value

Pharmaceuticals (5.3%)
Astellas Pharma, Inc. (Japan)	23,900	$911,191

Mitsubishi Tanabe Pharma (Japan)	53,000	895,085

Nippon Shinyaku Co., Ltd. (Japan)	49,000	701,380

Sanofi-Aventis (France)	11,277	721,532

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	13,438	700,523

UCB SA (Belgium)	8,412	288,739

		4,218,450
Power producers (0.6%)
China Power New Energy Development Co., Ltd.
(China) †	2,666,000	229,798

China WindPower Group, Ltd. (China) †	2,680,000	268,931

		498,729
Publishing (0.3%)
Reed Elsevier PLC (United Kingdom)	29,584	249,836

		249,836
Real estate (0.7%)
E-House China Holdings, Ltd. ADS (China) S	16,300	243,848

LSR Group OJSC GDR (Russia) †	33,484	308,388

		552,236
Retail (2.7%)
Hyundai Department Store Co., Ltd. (South Korea)	2,807	349,232

Metro AG (Germany)	10,617	764,909

Point, Inc. (Japan)	8,030	352,636

PPR SA (France)	4,189	666,557

		2,133,334
Semiconductor (0.8%)
Jusung Engineering Co., Ltd. (South Korea) †	19,071	340,174

Novellus Systems, Inc. †	9,300	300,576

		640,750
Software (2.1%)
Autonomy Corp. PLC (United Kingdom) †	6,840	160,543

Longtop Financial Technologies Ltd. ADR
(Hong Kong) † S	11,555	418,060

Open Text Corp. (Canada) †	6,000	276,360

SAP AG (Germany)	8,900	453,414

Shanda Games, Ltd. ADR (China) †	52,000	334,880

		1,643,257
Technology services (0.3%)
Zon Multimedia Servicos de Telecomunicacoes e
Multimedia SGPS SA (Portugal)	59,948	271,741

		271,741
Telecommunications (0.7%)
Koninklijke (Royal) KPN NV (Netherlands)	10,514	153,522

Mobile Telesystems ADR (Russia)	9,700	202,439

Telecity Group PLC (United Kingdom) †	31,355	230,024

		585,985
Telephone (1.2%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	20,500	928,030

		928,030
Tobacco (2.5%)
Imperial Tobacco Group PLC (United Kingdom)	25,906	795,106

Japan Tobacco, Inc. (Japan)	325	1,203,036

		1,998,142
Toys (0.4%)
Nintendo Co., Ltd. (Japan)	1,000	293,545

		293,545
Trucks and parts (0.8%)
Koito Manufacturing Co., Ltd. (Japan)	28,000	438,039

Weichai Power Co., Ltd. (China)	28,000	172,365

		610,404

Total common stocks (cost $65,350,660)		$77,904,217

Putnam VT International Growth Fund 7

SHORT-TERM INVESTMENTS (3.8%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	2,002,146	$2,002,146

SSgA Prime Money Market Fund 0.13% [i] P	230,000	230,000

U.S. Treasury Bills with effective yields ranging
from 0.19% to 0.20%, August 25, 2011	$421,000	420,329

U.S. Treasury Bills for effective yield of 0.23%,
July 28, 2011	259,000	258,619

U.S. Treasury Bills with effective yields ranging
from 0.22% to 0.31%, March 10, 2011	112,000	111,975

Total short-term investments (cost $3,023,193)		$3,023,069

Total investments (cost $68,373,853)		$80,927,286

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
GDR	Global Depository Receipts
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $79,285,596.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $335,137 to cover certain derivatives contracts.

ADR, ADS or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United Kingdom	17.5%	Belgium	2.4%

Japan	17.1	Denmark	2.2

Germany	9.8	Taiwan	1.4

France	8.0	Egypt	1.3

China	4.2	Italy	1.2

United States	4.2	Hong Kong	1.0

Australia	4.1	Malaysia	1.0

Switzerland	4.0	Israel	0.9

Brazil	3.7	Netherlands	0.7

South Korea	3.5	India	0.5

Russia	3.4	Finland	0.5

Canada	3.1	Other	1.5

Ireland	2.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $79,745,300)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America

	Australian Dollar	Buy	1/19/11	$320,520	$300,744	$19,776

	British Pound	Buy	1/19/11	800,264	797,862	2,402

	Canadian Dollar	Sell	1/19/11	687,591	671,505	(16,086)

	Euro	Buy	1/19/11	6,351,674	6,205,412	146,262

	Norwegian Krone	Sell	1/19/11	309,946	296,696	(13,250)

	Swedish Krona	Buy	1/19/11	1,866,567	1,811,257	55,310

	Swiss Franc	Buy	1/19/11	463,853	431,839	32,014

Barclays Bank PLC

	Australian Dollar	Buy	1/19/11	327,161	316,934	10,227

	British Pound	Buy	1/19/11	1,079,233	1,076,340	2,893

	Canadian Dollar	Sell	1/19/11	116,892	115,807	(1,085)

	Euro	Sell	1/19/11	330,132	322,661	(7,471)

	Hong Kong Dollar	Buy	1/19/11	203,712	204,081	(369)

	Japanese Yen	Buy	1/19/11	390,925	377,241	13,684

	Norwegian Krone	Buy	1/19/11	11,887	11,389	498

	Swedish Krona	Sell	1/19/11	100,173	97,323	(2,850)

	Swiss Franc	Buy	1/19/11	1,137,946	1,059,713	78,233

Citibank, N.A.

	Australian Dollar	Buy	1/19/11	242,152	227,136	15,016

	British Pound	Buy	1/19/11	995,807	992,512	3,295

	Canadian Dollar	Sell	1/19/11	809,705	790,200	(19,505)

	Danish Krone	Sell	1/19/11	509,628	506,104	(3,524)

	Euro	Sell	1/19/11	2,451,591	2,395,669	(55,922)

	Hong Kong Dollar	Sell	1/19/11	110,400	110,554	154

	Norwegian Krone	Sell	1/19/11	248,643	238,288	(10,355)

	Singapore Dollar	Buy	1/19/11	623,842	614,976	8,866

8 Putnam VT International Growth Fund

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $79,745,300) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Swedish Krona	Sell	1/19/11	$174,174	$169,214	$(4,960)

	Swiss Franc	Buy	1/19/11	96,177	89,558	6,619

Credit Suisse AG

	Australian Dollar	Buy	1/19/11	418,811	392,799	26,012

	British Pound	Sell	1/19/11	524,569	522,996	(1,573)

	Canadian Dollar	Sell	1/19/11	1,075,121	1,049,433	(25,688)

	Euro	Sell	1/19/11	3,110,920	3,040,238	(70,682)

	Japanese Yen	Buy	1/19/11	1,343,225	1,302,839	40,386

	Norwegian Krone	Buy	1/19/11	449,327	430,098	19,229

	Swedish Krona	Buy	1/19/11	768,359	751,544	16,815

	Swiss Franc	Sell	1/19/11	527,686	491,256	(36,430)

Deutsche Bank AG

	Australian Dollar	Buy	1/19/11	176,352	165,428	10,924

	Canadian Dollar	Buy	1/19/11	295,141	288,016	7,125

	Euro	Buy	1/19/11	1,608,008	1,571,810	36,198

	Swedish Krona	Buy	1/19/11	406,903	394,929	11,974

	Swiss Franc	Buy	1/19/11	84,824	78,988	5,836

Goldman Sachs International

	Australian Dollar	Sell	1/19/11	54,663	51,301	(3,362)

	British Pound	Sell	1/19/11	203,652	202,946	(706)

	Euro	Sell	1/19/11	6,094,146	5,955,774	(138,372)

	Japanese Yen	Buy	1/19/11	993,719	957,896	35,823

	Norwegian Krone	Buy	1/19/11	282,759	270,739	12,020

	Swedish Krona	Sell	1/19/11	50,824	49,369	(1,455)

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/19/11	1,799,591	1,688,963	110,628

	British Pound	Buy	1/19/11	1,489,501	1,484,992	4,509

	Euro	Buy	1/19/11	1,245,785	1,217,033	28,752

	Hong Kong Dollar	Sell	1/19/11	98,807	98,954	147

	Norwegian Krone	Buy	1/19/11	593,254	567,950	25,304

	Swiss Franc	Sell	1/19/11	125,094	116,402	(8,692)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	1/19/11	1,659,204	1,554,933	104,271

	British Pound	Buy	1/19/11	2,069,583	2,062,681	6,902

	Canadian Dollar	Sell	1/19/11	744,631	726,462	(18,169)

	Euro	Sell	1/19/11	4,782,842	4,687,975	(94,867)

	Hong Kong Dollar	Sell	1/19/11	706,713	707,793	1,080

	Japanese Yen	Sell	1/19/11	231,491	228,070	(3,421)

	Norwegian Krone	Buy	1/19/11	746,786	715,921	30,865

	Singapore Dollar	Buy	1/19/11	707,291	698,032	9,259

	Swedish Krona	Buy	1/19/11	151,026	146,812	4,214

	Swiss Franc	Buy	1/19/11	2,251,794	2,096,734	155,060

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	1/19/11	398,479	372,949	25,530

	British Pound	Sell	1/19/11	145,020	144,636	(384)

	Canadian Dollar	Buy	1/19/11	111,167	110,067	1,100

	Euro	Sell	1/19/11	3,134,052	3,065,141	(68,911)

	Japanese Yen	Buy	1/19/11	114,159	110,130	4,029

	Swedish Krona	Buy	1/19/11	243,066	235,905	7,161

	Swiss Franc	Sell	1/19/11	520,510	489,520	(30,990)

Putnam VT International Growth Fund 9

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $79,745,300) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Buy	1/19/11	$1,248,873	$1,171,342	$77,531

	Canadian Dollar	Buy	1/19/11	1,264,819	1,234,586	30,233

	Euro	Buy	1/19/11	1,130,928	1,105,241	25,687

	Norwegian Krone	Sell	1/19/11	419,962	401,995	(17,967)

	Swedish Krona	Buy	1/19/11	22,180	21,540	640

UBS AG

	Australian Dollar	Sell	1/19/11	526,809	500,715	(26,094)

	British Pound	Sell	1/19/11	657,426	657,076	(350)

	Canadian Dollar	Sell	1/19/11	576,323	571,141	(5,182)

	Euro	Buy	1/19/11	3,544,010	3,500,140	43,870

	Israeli Shekel	Sell	1/19/11	76,233	74,590	(1,643)

	Norwegian Krone	Sell	1/19/11	691,401	661,890	(29,511)

	Swedish Krona	Sell	1/19/11	277,833	269,698	(8,135)

	Swiss Franc	Buy	1/19/11	2,448,324	2,305,737	142,587

Westpac Banking Corp.

	Australian Dollar	Sell	1/19/11	2,070,147	1,941,814	(128,333)

	British Pound	Sell	1/19/11	50,055	49,869	(186)

	Euro	Buy	1/19/11	2,940,840	2,874,077	66,763

	Japanese Yen	Buy	1/19/11	908,365	876,380	31,985

Total						$699,218

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/10
			Fixed payments	Total return
Swap	Notional	Termination	received (paid) by	received by	Unrealized
counterparty	amount	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
baskets	1,045 F	9/26/11	(1 month USD-LIBOR-BBA	A basket (GSGLPMIN)	$2,311
			plus 60 bp)	of common stocks

Total					$2,311

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

10 Putnam VT International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$14,687,014	$—	$—

Capital goods	6,462,376	—	—

Communication services	3,005,984	—	—

Conglomerates	1,784,905	—	—

Consumer cyclicals	11,546,741	—	—

Consumer staples	9,050,457	—	—

Energy	6,528,924	—	—

Financials	10,915,477	—	—

Health care	6,114,476	—	—

Technology	4,730,380	—	—

Transportation	1,515,198	—	—

Utilities and power	1,562,285	—	—

Total common stocks	77,904,217	—	—

Short-term investments	230,000	2,793,069	—

Totals by level	$78,134,217	$2,793,069	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$699,218	$—

Total return swap contracts	$—	2,311	$—

Totals by level	$—	$701,529	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 11

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, including $1,957,883 of
securities on loan (Note 1):

Unaffiliated issuers (identified cost $66,371,707)	$78,925,140

Affiliated issuers (identified cost $2,002,146) (Note 1)	2,002,146

Foreign currency (cost $11,037) (Note 1)	11,149

Dividends, interest and other receivables	80,668

Foreign Tax reclaim	72,072

Receivable for shares of the fund sold	277

Receivable for investments sold	38,837

Receivable for investor servicing fees (Note 2)	3,961

Unrealized appreciation on swap contracts (Note 1)	2,311

Unrealized appreciation on forward currency contracts (Note 1)	1,555,698

Total assets	82,692,259

Liabilities

Payable to custodian	73,908

Payable for investments purchased	45,784

Payable for shares of the fund repurchased	19,635

Payable for compensation of Manager (Note 2)	60,653

Payable for custodian fees (Note 2)	30,493

Payable for Trustee compensation and expenses (Note 2)	72,062

Payable for administrative services (Note 2)	334

Payable for distribution fees (Note 2)	5,201

Unrealized depreciation on forward currency contracts (Note 1)	856,480

Collateral on securities loaned, at value (Note 1)	2,002,146

Collateral on certain derivative contracts, at value (Note 1)	230,000

Other accrued expenses	9,967

Total liabilities	3,406,663

Net assets	$79,285,596

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$114,841,610

Undistributed net investment income (Note 1)	1,101,299

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(49,923,815)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	13,266,502

Total — Representing net assets applicable
to capital shares outstanding	$79,285,596

Computation of net asset value Class IA

Net assets	$54,528,116

Number of shares outstanding	3,155,646

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.28

Computation of net asset value Class IB

Net assets	$24,757,480

Number of shares outstanding	1,436,384

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$17.24

Statement of operations
Year ended 12/31/10

Investment income

Dividends (net of foreign tax of $130,608)	$1,488,474

Interest (including interest income of $1,056 from investments in
affiliated issuers) (Note 6)	30,855

Securities lending (including interest income of $3,126 from
investments in affiliated issuers) (Note 1)	41,045

Total investment income	1,560,374

Expenses

Compensation of Manager (Note 2)	715,374

Investor servicing fees (Note 2)	75,684

Custodian fees (Note 2)	71,833

Trustee compensation and expenses (Note 2)	6,813

Administrative services (Note 2)	3,375

Distribution fees — Class IB (Note 2)	62,058

Auditing	50,883

Other	29,272

Fees waived and reimbursed by Manager (Note 2)	(8,526)

Total expenses	1,006,766

Expense reduction (Note 2)	(33,007)

Net expenses	973,759

Net investment income	586,615

Net realized gain on investments (net of foreign tax of $7,374)
(Notes 1 and 3)	7,547,857

Net increase from payments by affiliates (Note 2)	11,164

Net realized gain on swap contracts (Note 1)	3,473

Net realized loss on foreign currency transactions (Note 1)	(219,457)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	1,547,542

Net unrealized depreciation of investments, swap contracts and
receivable purchase agreement during the year	(1,098,946)

Net gain on investments	7,791,633

Net increase in net assets resulting from operations	$8,378,248

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Growth Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Decrease in net assets

Operations:

Net investment income	$586,615	$1,050,424

Net realized gain (loss) on investments
and foreign currency transactions	7,343,037	(5,165,185)

Net unrealized appreciation of
investments and assets and liabilities
in foreign currencies	448,596	23,250,831

Net increase in net assets resulting
from operations	8,378,248	19,136,070

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,686,506)	(935,253)

Class IB	(736,639)	(1,087,023)

Increase in capital from settlement
payments	—	98,252

Decrease from capital share transactions
(Note 4)	(11,823,395)	(52,219,589)

Total decrease in net assets	(5,868,292)	(35,007,543)

Net assets:

Beginning of year	85,153,888	120,161,431

End of year (including undistributed
net investment income of $1,101,299 and
income of $3,161,186, respectively)	$79,285,596	$85,153,888

The accompanying notes are an integral part of these financial statements.

Putnam VT International Growth Fund 13

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)

Class IA

12/31/10	$15.84	.13	1.80	1.93	(.49)	(.49)	—	$17.28	12.48	$54,528	1.23	.84	147.75

12/31/09	11.67	.19	4.19	4.38	(.23)	(.23)	.02[f]	15.84	38.76	56,806	1.14	1.50	184.76

12/31/08	20.59	.37	(9.05)	(8.68)	(.31)	(.31)	.07[g,h]	11.67	(42.36)	48,582	1.10	2.25	134.88

12/31/07	18.34	.21	2.25	2.46	(.21)	(.21)	—	20.59	13.52	119,992	1.11	1.06	106.90

12/31/06	14.73	.15	3.71	3.86	(.25)	(.25)	—	18.34	26.42	118,241	1.15	.89	94.40

Class IB

12/31/10	$15.80	.09	1.79	1.88	(.44)	(.44)	—	$17.24	12.20	$24,757	1.48	.61	147.75

12/31/09	11.62	.13	4.21	4.34	(.18)	(.18)	.02[f]	15.80	38.36	28,347	1.39	1.08	184.76

12/31/08	20.48	.33	(9.01)	(8.68)	(.25)	(.25)	.07[g,h]	11.62	(42.48)	71,579	1.35	2.00	134.88

12/31/07	18.25	.16	2.24	2.40	(.17)	(.17)	—	20.48	13.21	166,222	1.36	.82	106.90

12/31/06	14.66	.10	3.70	3.80	(.21)	(.21)	—	18.25	26.13	169,254	1.40	.62	94.40

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/10	0.01%

12/31/09	0.16

12/31/08	0.08

12/31/07	0.06

12/31/06	0.09

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and General American Life Insurance Co., which amounted to $0.02 per share outstanding as of August 17, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to $0.06 of the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

h Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share based on weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT International Growth Fund

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT International Growth Fund (the fund), formerly known as Putnam VT International New Opportunities Fund, is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks of companies located outside of the United States.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Putnam VT International Growth Fund 15

E) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments. For the reporting period, the transaction volume of purchased options contracts was minimal.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $100,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $278,224 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,957,883 and the fund received cash collateral of $2,002,146.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $49,558,145 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on December 31, 2016.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include

16 Putnam VT International Growth Fund

temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, and the expiration of a capital loss carryover. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $223,357 to decrease undistributed net investment income and $30,387,668 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $30,611,025.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,439,118
Unrealized depreciation	(2,251,355)

Net unrealized appreciation	12,187,763
Undistributed ordinary income	1,787,217
Capital loss carryforward	(49,558,145)

Cost for federal income tax purposes	$68,739,523

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

O) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.0% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 1.080% of the first $5 billion, 1.030% of the next $5 billion, 0.980% of the next $10 billion, 0.930% of the next $10 billion, 0.880% of the next $50 billion, 0.860% of the next $50 billion, 0.850% of the next $100 billion and 0.845% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $8,526 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $11,164 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Purchaser) managed by Putnam Management. Under the Agreement, the fund sold to the Purchaser the fund’s right to receive, in the aggregate, $182,958 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $56,869 from the Purchaser in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $212 under the expense offset arrangements and by $32,795 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $53, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $110,019,709 and $122,477,749, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Putnam VT International Growth Fund 17

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	164,238	$2,551,012	217,304	$2,932,139	49,606	$776,387	97,602	$1,312,355

Shares issued in connection with
reinvestment of distributions	107,971	1,686,506	90,275	935,253	47,190	736,639	105,026	1,087,023

	272,209	4,237,518	307,579	3,867,392	96,796	1,513,026	202,628	2,399,378

Redemptions in kind	—	—	—	—	—	—	(3,902,596)	(40,118,683)

Shares repurchased	(702,105)	(10,627,620)	(884,555)	(10,840,993)	(454,449)	(6,946,319)	(668,089)	(7,526,683)

Net decrease	(429,896)	$(6,390,102)	(576,976)	$(6,973,601)	(357,653)	$(5,433,293)	(4,368,057)	$(45,245,988)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$1,555,698	Payables	$856,480

Equity contracts	Receivables	2,311	Payables	—

Total		$1,558,009	—	$856,480

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(167,895)	$—	$(167,895)

Equity contracts	(6,430)	152,521	—	3,473	$149,564

Total	$(6,430)	152,521	$(167,895)	$3,473	$(18,331)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$—	$1,551,134	$—	$1,551,134

Equity contracts	(187,978)	—	2,311	(185,667)

Total	$(187,978)	$1,551,134	$2,311	$1,365,467

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,056 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $32,264,548 and $33,643,173, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $1,600,439 or $0.35 per share (for all classes of shares). Taxes paid to foreign countries were $137,982 or $0.03 per share (for all classes of shares).

18 Putnam VT International Growth Fund

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

Putnam VT International Growth Fund 19

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT International Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT International Growth Fund 21

This report has been prepared for the shareholders	H315
of Putnam VT International Growth Fund.	265770 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$40,894	$--	$8,092	$53*
December 31, 2009	$39,342	$--	$6,985	$110*

* Includes fees of $53 and $110 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $286,364 and $566,375 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011